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                                 EXHIBIT 10.24

                  AMENDMENT TO OEM SOFTWARE LICENSE AGREEMENT

     THIS AMENDMENT TO OEM SOFTWARE LICENSE AGREEMENT (this "Amendment") is entered into as of the 31st day of August, 1998 (the "Effective Date"), by and between CLARUS CORPORATION, formerly known as SQL Financials, Inc., 3950 Johns Creek Court, Suwanee, Georgia 30024 (hereinafter "Clarus") and ELEKOM CORPORATION, City Center Bellevue, Suite 1400, 500 - 108th Avenue, Bellevue, Washington 98004 (hereinafter "ELEKOM").

                                    RECITALS

     WHEREAS, Clarus and ELEKOM are parties to that certain OEM Software License Agreement dated April 14, 1998, as amended (the "OEM Agreement") and desire to amend the OEM Agreement as provided herein;

     WHEREAS, Clarus and ELEKOM are parties to that certain Agreement and Plan of Reorganization dated as of the 31st of August, 1998 (the "Merger Agreement") which under certain circumstances set forth in the Merger Agreement provides for certain prepayments and credits to be applied against the license fees due from Clarus under the OEM Agreement; and

     WHEREAS, the parties wish to amend the OEM Agreement to provide for the application of such prepayments against the license fees due and payable by Clarus to ELEKOM under the OEM Agreement.

     NOW THEREFORE, for and in consideration of the above premises, the covenants contained herein and other good and valuable consideration, the parties hereto do hereby agree as follows:

     1.  Amendment of License Fee Provisions. Exhibit IV of the OEM Agreement
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is hereby amended by adding the following as Section 4 to such Exhibit IV:

     4.  Prepayments Under Merger Agreement.
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     a.   The parties acknowledge that SFI shall be entitled to receive a credit against License Fees accruing hereunder pursuant to Section 10.4 of that certain Agreement and Plan of Reorganization dated as of the 31st of August, 1998 (the "Merger Agreement"), under the circumstances set forth in Section 10.4 of the Merger Agreement. Any such credit shall be applied against the License Fees owing for the 1999 calendar year by applying 25% of such credit to the License Fees due in each calendar quarter of 1999.  The maximum amount of the credit under
          Section 10.4 of the Merger Agreement is $500,000 so the most that
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          could be applied against License Fees SFI owes under the OEM Agreement is $125,000 in any calendar quarter of 1999.

     b. In the event that SFI prepays any of the License Fees as required pursuant to Section 4.6 of the Merger Agreement, then any such prepayments shall be applied as a credit against any future accruing License Fees that remain due and owing by SFI to ELEKOM after the application of any credits specified by Section 4(a) above until such time as all prepayments made pursuant to Section 4.6 of the Merger Agreement have been applied to such future accruing License Fees.

     c. Any credits or prepayments applied against License Fees pursuant to Sections 4(a) and 4(b) above shall be deemed payments of License Fees by SFI to ELEKOM at the time such credits and prepayments are applied against the License Fees and shall be treated as License Fees paid by SFI in the determination of SFI's satisfaction of the License Fee Minimums specified by Section 1(d) above.

       2.  Continued Effect of Agreements.  Except as provided herein, the OEM
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Agreement shall remain in full force and effect.  The provisions of Section 20 of the OEM Agreement shall also govern this Amendment.

       IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.


ELEKOM:                               CLARUS:

ELEKOM CORPORATION                    CLARUS CORPORATION,
                                      formerly known as SQL
                                      Financials, Inc.


By:                                   By:
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Norman Behar, President and CEO       Stephen P. Jeffery, President and CEO
Date:                                 Date:
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